SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2003
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                        0-19065                52-1532952
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(State or other jurisdiction        (Commission file          (IRS Employer
     of incorporation)                   number)          Identification Number)


  17801 Georgia Avenue, Olney, Maryland                     20832
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Item 7. Financial Statements and Exhibits.
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(a)      Exhibit 99 -. Notice required by Rule 104(b)(2) of Regulation BTR

Item 9. Regulation FD Disclosure.
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Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans.
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The notice provided in Exhibit 99, which is incorporated herein, is being provided to executive officers and directors of the Registrant on September 8, 2003. The Registrant received notice of the dates of the blackout period on September 2, 2003.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SANDY SPRING BANCORP, INC.



                                          By:    /s/ Hunter R. Hollar
                                                 -------------------------------
                                                   Hunter R. Hollar
                                                   President and
                                                   Chief Executive Officer

Dated : September 8, 2003